Exhibit 10.1

THIRD AMENDMENT TO MASTER LEASE
THIS THIRD AMENDMENT TO MASTER LEASE (this “Third Amendment”) is entered into as of March 21, 2017 (the “Third Amendment Date”), by and between the entities listed as “Tenant” on the signature pages attached hereto (each referred to herein individually and collectively as “Tenant”) and CTR PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord").
R E C I T A L S :
A.    Landlord and certain entities listed as “Tenant” on the signature pages attached hereto are parties to that certain Master Lease entered into as of July 30, 2015 (as amended by that certain First Amendment to Master Lease entered into as of July 30, 2015, and that certain Second Amendment to Master Lease entered into as of March 7, 2016, the “Master Lease” or “Lease”), contemplating, among other things, Tenant leasing from Landlord certain Premises more particularly described in the Master Lease.
B.    Pursuant to that certain Guaranty of Lease dated as of July 30, 2015 (as amended by that certain First Amendment to Guaranty of Master Lease dated as of November 15, 2016, and that certain Second Amendment to Guaranty of Master Lease dated as of February 14, 2017, the “Guaranty”), Guarantor agreed, among other things, to guaranty the obligations of Tenant under the Master Lease.
C.    As more particularly set forth herein, Landlord and Tenant have agreed that the Master Lease shall be amended. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Lease.
D.    Tenant and Landlord now desire to amend the Lease, all as hereinafter provided.
A G R E E M E N T :
NOW, THEREFORE, taking into account the foregoing Recitals, which by this reference are incorporated herein, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Tenant and, for the specific provisions identified herein, Guarantor agree as follows:
1.Excess Land. Landlord will use commercially reasonable efforts to sell, as soon as practicable and subject to applicable laws, rules and regulations (including without limitation subdivision and zoning codes) such excess land and structures thereon (each, an “Excess Property;” collectively, the “Excess Properties”) as broadly identified on Schedule 5 attached hereto and incorporated herein by this reference, it being understood that the more particular identification of Excess Properties shall be in Landlord’s sole and absolute discretion. Nothing herein shall obligate Landlord to sell any Excess Property other than for a price and on such terms as are acceptable to Landlord in its sole discretion. Until sale, such Excess Properties shall continue to comprise part of the “Premises” under the Master Lease, subject to all terms and provisions applicable thereto. Upon sale of any Excess Property, (a) the sale proceeds (net of Landlord’s reasonable costs incurred in connection therewith) shall be disbursed to Landlord at close of escrow (the “Land Sale Proceeds”), (b) Landlord shall deliver to Tenant written notice of the corresponding Reduction Amount, which Reduction Amount shall be final, absent manifest error, and (c) the amount of Base Rent then in effect shall be reduced (effective from and after the next payment of Base Rent due) by the Reduction Amount.
2.Victoria Retail Store. With respect to the month-to-month lease of the Victoria Retail Store (as defined in the Second Amendment) (the “Store Lease”), Landlord shall deliver notice of termination of the Store Lease to the applicable tenant to effect the termination of the Store Lease no later than the last day of the first full calendar month following the Third Amendment Date. Subsequent to termination of the Store Lease and vacation of the subject premises by the applicable tenant, and subject to approval by Landlord, in Landlord’s sole discretion, of a contractor and bid for work therefor, Tenant shall cause the store building to be demolished in compliance with all applicable laws, rules, regulations and municipal code. Landlord shall be responsible for all reasonable costs and expenses paid and/or incurred to third-parties in connection with such demolition work.
3.Omitted.
4.Related Agreements.
a.    Guaranty. Concurrently herewith, Christopher T. Cook, Pristine Senior Living, LLC, an Indiana limited liability company, and Pristine Ohio Holdings, LLC, a Delaware limited liability company (collectively, and jointly and severally, “Guarantor”), and Landlord shall execute and enter into that certain Second Amendment to Guaranty of Master Lease.
b.    Pledge Agreements. Concurrently herewith, (a) Pristine Ohio Holdings, LLC, a Delaware limited liability company (“POH”) shall execute and enter into that certain Pledge and Security Agreement pursuant to which POH shall pledge all of its membership interests in each of its subsidiaries to Landlord to secure POH’s obligations under the Guaranty and Tenant’s obligations under the Lease; and (b) Pristine Senior Living, LLC, an Indiana limited liability company (“PSL”) shall execute and enter into that certain Pledge and Security Agreement pursuant to which PSL shall pledge all of its membership interests in POH to Landlord to secure PSL’s obligations under the Guaranty and Tenant’s obligations under the Lease (together, the “Pledge Agreements”). Landlord acknowledges and agrees that its security interest in the membership interests will be subject and subordinate to the security interest in the same granted by POH and PSL to Capital One, National Association (“CapOne”) pursuant to the terms of the Pledge Agreement dated October 1, 2015.
c.    Subordination of Management Agreements. Concurrently herewith, Tenant shall execute and enter into (and shall cause Pristine Senior Management, LLC, as Manager to execute and enter into) Subordination of Management Agreements for the Victory/Victoria Facilities in substantially the form of such Subordination of Management Agreements entered into by Tenant and Manager with respect to the Liberty Facilities.
5.Amendments to Master Lease. The Master Lease is hereby amended as follows:
(a)    Section 4.5 of the Master Lease is hereby deleted in its entirety and is replaced with the following:
“4.5    Imposition Impounds.
“4.5.1 Tenant shall pay to Landlord, no later than the fifteenth (15th) day of each month, as Additional Rent (plus any applicable impositions thereon), a sum equal one-twelfth (1/12th) of the amount required to discharge the annual amount of Impounded Impositions. Landlord may, at its option, from time to time require that any particular deposit be greater than one-twelfth (1/12th) of the estimated annual Impounded Impositions if necessary to provide a sufficient fund (the “Tax Reserve”) from which to make payment of such Impounded Impositions on or before the next due date of any installment thereof; provided, however, such Tax Reserve shall not, in any event, exceed at any given time the sum of (a) remaining estimated Impounded Impositions payment obligations for the applicable calendar year and (b) twenty percent (20%) of the applicable calendar year’s total estimated Impounded Impositions payment obligations. Additionally, Landlord may change its estimate of any Impounded Imposition for any period on the basis of an actual, pending, or threatened (in writing) change in an assessment or tax rate. In such event, Tenant shall deposit with Landlord the amount in excess of the sums previously deposited with Landlord for the applicable period within ten (10) days after Landlord’s request therefor necessary to satisfy any such change in assessment or tax rate. If at any time within thirty (30) days before the due date of any Impounded Imposition, the deposits are insufficient for the payment in full of the obligation for which the deposits are being held, Tenant shall remit the amount of the deficiency to Landlord within ten (10) days after written demand from Landlord. If Landlord elects (to the extent permitted pursuant to this Section 4.5.1), to require Tenant to impound Impounded Impositions hereunder, Tenant shall, as soon as they are received, deliver to Landlord copies of all notices, demands, claims, bills and receipts in relation to the Impounded Impositions.
“4.5.2    The funds paid by Tenant under this Section 4.5, whether held in the Tax Reserve or otherwise, shall be deemed Additional Rent that is due and owing at the time of payment. Tenant agrees and represents that such funds are not held by Landlord in trust for Tenant or as an agent of Tenant, regardless of whether such funds are accumulated in a separate account or are commingled with the other assets of Landlord. Provided no Event of Default then exists under this Lease, and provided that Tenant has timely delivered to Landlord copies of any bills, claims or notices that Tenant has received, the sums paid by Tenant under this Section 4.5 shall be used by Landlord to pay Impounded Impositions. Upon the occurrence of any Event of Default, Landlord may apply any funds held by it under this Section 4.5 on account of any obligations of Tenant arising under this Lease, in such order as Landlord in its discretion may determine.
“4.5.3    At such time as the outstanding balance of the Tax Advance is zero and no further Tax Advances (as hereinafter defined) are contemplated in Schedule 7:
(a)    If Landlord transfers the Lease, it shall transfer all amounts then held by it under this Section 4.5 to the transferee, and Landlord shall thereafter have no liability of any kind with respect thereto.
(b)    As of the Expiration Date, any sums held by Landlord under this Section 4.5 shall be returned to Tenant, only as and when the conditions of Section 3.1, or if the LC Election has been made, Section 3.2, for the return of the Security Deposit or, as applicable, Letter of Credit, have been met and provided that any and all Impounded Impositions due and owing hereunder have been paid in full.
“4.5.4    Landlord shall have no liability to Tenant for failing to pay any Impounded Impositions to the extent that: (a) any Event of Default has occurred and is continuing, (b) insufficient payments under this Section 4.5 have been made to Landlord at the time such Real Property Impositions become due and payable, or (c) Tenant has failed to provide Landlord with copies of the bills, notices, and claims for such Impounded Impositions as required pursuant to Section 4.5.1.
“4.5.5    Notwithstanding anything to the contrary set forth in Section 4.5.1 above,
(a)    For the purpose of covering deficiencies in the Tax Reserve to satisfy such Impounded Impositions as are due through August 2019 (in the amounts and to applicable tax authorities set forth on Schedule 6 attached hereto and incorporated herein by this reference), Landlord has agreed to pay and advance for the benefit of Tenant, on a revolving basis, funds such that the outstanding balance of such advances shall not exceed, at any given time, the amount set forth on Schedule 7 attached hereto and incorporated herein by this reference (the “Tax Advance”).  To clarify, the outstanding balance of the Tax Advance shall fluctuate as advances are made by Landlord to satisfy Impounded Impositions and payments of Additional Rent are made by Tenant and applied as provided in Section 4.5.6 below, but at no time shall the outstanding balance of the Tax Advance exceed the amount for the then-current monthly period set forth on such Schedule 7.
(b)    For each such payment date from the Third Amendment Date through December 31, 2019, Tenant shall remit to Landlord as Additional Rent, plus applicable impositions thereon, for purposes of funding the Tax Reserve, the amount set forth as “Additional Rent” on Schedule 8 attached hereto and incorporated herein by reference.
“4.5.6    Without limiting Section 4.5.2 above, commencing April 15, 2017, Landlord shall first apply all amounts paid by Tenant pursuant to this Section 4.5 to the repayment of the Tax Advance unless the outstanding balance of the Tax Advance is zero with no further Tax Advances contemplated in Schedule 7.”
(b)    Insurance. The following is hereby added at the end of Section 4.6 of the Master Lease: “Until Landlord elects to exercise its rights pursuant to the first sentence of this Section, Tenant shall provide Landlord with evidence of payment of Tenant’s monthly insurance premiums as Landlord shall reasonably require; such monthly evidence shall be delivered together with each monthly payment of Base Rent.”
(c)    Portfolio Coverage Ratio. Notwithstanding Section 6.12.1 of the Lease, Landlord and Tenant agree that (i) it shall not be an Event of Default if, as of any Testing Date during the Seasoning Period (defined below) (but not any Testing Date after the Seasoning Period (defined below)), Tenant fails to maintain a Portfolio Coverage Ratio that is equal to or greater than the Minimum Rent Coverage Ratio and (ii) Tenant shall not be required to deposit the Additional Deposit if, as of any Testing Date during the Seasoning Period (but not any Testing Date after the Seasoning Period), Tenant fails to maintain a Portfolio Coverage Ratio that is equal to or greater than the Minimum Rent Coverage Ratio, so long as any such Portfolio Coverage Ratio is equal to or greater than 1.00 to 1.00.  It shall be an immediate Event of Default if as of any Testing Date (whether before, during, or after the Seasoning Period) Tenant fails to maintain a Portfolio Coverage Ratio equal to or greater than 1.00 to 1.00. As used in this Third Amendment, “Seasoning Period” shall mean the period commencing as of the Commencement Date and expiring on September 30, 2018.
(d)    Bed Rights.
(i)    The first sentence of Section 6.14.1 of the Master Lease is hereby deleted and replaced with the following: “Landlord and Tenant hereby acknowledge and agree that all of the bed rights (whether related to a bed that is In Service or not at any given time) associated with the operating licenses and other Authorizations for each Facility are owned by, and are the property of, Tenant; provided, however such bed rights are Lease Collateral.”
(ii)    The following is hereby added as Section 6.14.4 of the Master Lease:
“6.14.4    Notwithstanding anything to the contrary, Landlord hereby consents to the sale by Tenant of those certain 295 Excess Beds identified in a separate notice from Tenant to Landlord (the “Sale Beds”), on such terms as are reasonably approved by Landlord. In the event that such Sale Beds are neither sold nor in escrow for sale by April 30, 2017 (the “Sale Bed Deadline”), Landlord shall elect that such Sale Beds be either (1) promptly de-licensed or (2) retained for future sale by Landlord (the “Extended Sale Beds”). The foregoing election shall be made by written notice to Tenant delivered no later than the Sale Bed Deadline; provided, however, that failure to deliver such notice shall not be a default of the Lease, but Landlord shall be deemed to have elected to retain the Extended Sale Beds for further sale pursuant to clause (2) above. Proceeds from sale of Sale Beds (“Bed Sale Proceeds”) shall be distributed by Tenant as follows:
(a) Reimbursement of Landlord-Paid Bed Taxes For Extended Sale Beds. First, to Landlord in the aggregate amount of Bed Taxes (i) actually paid by Landlord for the Extended Sale Beds to the applicable bed tax authority during the period from the Sale Bed Deadline until the date such Sale Beds are sold or delicensed by Landlord (it being understood that Landlord, not Tenant, is obligated to pay Bed Taxes for the Extended Sale Beds attributable to the period after the Sale Bed Deadline), and then
(b) Reimbursement of Tenant-Paid Bed Taxes For Sale Beds During Term. Second, paid to the Tax Reserve and drawn upon by Landlord in the aggregate amount of Bed Taxes (i) actually paid by Tenant (as opposed to such taxes paid by a buyer in escrow) to the applicable bed tax authority during the Term of the Lease that (ii) correspond and relate directly to the actual Sale Beds sold (the “Bed Tax Reimbursement”), until such time as the aggregate amount of payments to Landlord pursuant to this subsection (b) and payments to the Tax Reserve (other than pursuant to this subsection (b) or to pay Impounded Impositions pursuant to Section 4.5.2 of the Lease) result in the outstanding balance of the Tax Advance being zero with no further Tax Advances contemplated in Schedule 7, and then
(c) Application of Net Proceeds. Finally, any Bed Sale Proceeds in excess of the Bed Tax Reimbursement shall be disbursed to Landlord (the “Excess Sale Proceeds”). Upon a disbursement to Landlord of Excess Sale Proceeds pursuant to Section 6.14.4(c), (i) Landlord shall deliver to Tenant written notice of the corresponding Reduction Amount, which Reduction Amount shall be final, absent manifest error, and (ii) the amount of Base Rent then in effect shall be reduced (effective from and after the next payment of Base Rent due) by the Reduction Amount.”
(e)    Exhibit A to the Master Lease is hereby amended by replacing or adding the following defined terms, as applicable, as follows:

“Authorization Collateral” means any Authorizations issued or licensed to, or leased or held by, Tenant, including without limitation the bed rights described in Section 6.14.1.

“Bed Sale Proceeds” has the meaning set forth in Section 6.14.4 of the Master Lease, as amended by the Third Amendment.

“Bed Tax Reimbursement” has the meaning set forth in Section 6.14.4 of the Master Lease, as amended by the Third Amendment.

“Bed Taxes” has the meaning set forth in the definition of “Impositions.”

“CapOne” has the meaning set forth in Section 4(b) of the Third Amendment.

“Excess Property” or “Excess Properties” has the meaning set forth in Section 1 of the Third Amendment.

“Excess Sale Proceeds” has the meaning set forth in Section 6.14.4 of the Master Lease.

“Extended Sale Beds” has the meaning set forth in Section 6.14.4 of the Master Lease.

“Guarantor” has the meaning set forth in Section 4(a) of the Third Amendment.

“Guaranty” shall mean that certain Guaranty of Lease dated July 30, 2015 by PSL, Christopher T. Cook (“CTC”) and Stephen C. Ryan in favor of Landlord, as amended by that certain First Amendment to Guaranty of Master Lease dated as of November 15, 2016 by CTC and PSL, and by that certain Second Amendment to Guaranty of Master Lease of even date herewith by Guarantor in favor of Landlord.

“Impositions” means any property (real and personal) and other taxes and assessments levied or assessed with respect to this Lease, any Facility, Tenant’s interest therein or Landlord, with respect to any Facility, including without limitation, any state or county occupation tax, transaction privilege, franchise taxes, margin taxes, business privilege, rental tax, bed taxes (including the Ohio Department of Medicaid Franchise Permit Fee) (“Bed Taxes”) or other excise taxes. Notwithstanding the foregoing, Impositions shall not include any local, state or federal income tax based upon the net income of Landlord and any transfer tax or stamps arising from Landlord’s transfer of any interest in any Facility.

“Impounded Impositions” means Real Property Impositions and Bed Taxes, collectively.

“Land Sale Proceeds” has the meaning set forth in Section 1 of the Third Amendment.

“Master Lease” or “Lease” has the meaning set forth in Recital A of the Third Amendment.

“Minimum Rent Coverage Ratio” shall mean a Portfolio Coverage Ratio of:
(a) 1.15 to 1.00 for Testing Dates during the period commencing October 1, 2018 and expiring on September 30, 2019,
(b) 1.20 to 1.00 for Testing Dates during the period commencing October 1, 2019 and expiring on September 30, 2020,
(c) 1.25 to 1.00 for Testing Dates during the period commencing October 1, 2020 and expiring on September 30, 2021,
(d) 1.30 to 1.00 for Testing Dates during the period commencing October 1, 2021 and expiring on September 30, 2022, and
(e) 1.35 to 1.00 for the remainder of the Term.

“Pledge Agreements” has the meaning set forth in Section 4(b) of the Third Amendment.

“POH” means Pristine Ohio Holdings, LLC, a Delaware limited liability company.

“PSL” means Pristine Senior Living, LLC, an Indiana limited liability company.

“Reduction Amount” shall be the dollar amount obtained by multiplying (a) the Lease Rate as of the Third Amendment Date, which is nine and 6,993/10,000 percent (9.6993%), and (b)(i) the Excess Sale Proceeds, with respect to Section 6.14.4 of the Master Lease (as set forth in the Third Amendment), or (ii) the Land Sale Proceeds, with respect to Section 1 of the Third Amendment.

“Sale Bed Deadline” has the meaning set forth in Section 6.14.4 of the Master Lease.

“Sale Beds” has the meaning set forth in Section 6.14.4 of the Master Lease, as amended by the Third Amendment.

“Seasoning Period” has the meaning set forth in Section 5(c) of the Third Amendment.

“Store Lease” has the meaning set forth in Section 2 of the Third Amendment.

“Tax Advance” has the meaning set forth in Section 1 of the Third Amendment.

“Tax Reserve” has the meaning given in Section 4.5 of the Master Lease, as amended by the Third Amendment.

“Third Amendment” has the meaning set forth in the Preamble of the Third Amendment.

“Third Amendment Date” has the meaning set forth in the Preamble of the Third Amendment.

(f)    Annual Financial Statements. Notwithstanding Exhibit D to the Master Lease, annual financial statements shall be delivered by Tenant to Landlord within 60 days after the close of each fiscal year of Tenant.
(g)    Schedule 5 to this Third Amendment is hereby incorporated into and made a part of the Master Lease by this reference.
(h)    Schedule 6 to this Third Amendment is hereby incorporated into and made a part of the Master Lease by this reference.
(i)    Schedule 7 to this Third Amendment is hereby incorporated into and made a part of the Master Lease by this reference.
(j)    Schedule 8 to this Third Amendment is hereby incorporated into and made a part of the Master Lease by this reference.
(k)    Guaranty. The parties, including Guarantor, agree that the “Lease” referred to in the Guaranty shall mean the Master Lease, as amended, modified and revised by this Third Amendment
6.Miscellaneous.
a.    Effect of Amendment. Except to the extent the Lease is modified by this Amendment, the remaining terms and conditions of the Lease shall remain unmodified and in full force and effect. In the event of conflict, between the terms and conditions of the Lease and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail and control. As used in the Lease, all references to “this Lease” shall mean and refer to the Lease as amended by this Amendment.
b.    Entire Agreement. The Lease, together with this Amendment, embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.
c.    Counterparts. This Amendment may be executed in one or more counterparts, including facsimile counterparts or electronic pdf counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one in the same Amendment.
d.    Reaffirmation of Obligations. Notwithstanding the modifications to the Lease contained herein, Tenant hereby acknowledges and reaffirms its obligations under the Lease as amended hereby and all other documents executed by Tenant in connection therewith. Notwithstanding the modifications to the Lease contained herein, each Guarantor hereby acknowledges and reaffirms its obligations under the Guaranty and all documents executed by Guarantor in connection therewith, and further agrees that any reference made in such Guaranty to the Lease or any terms or conditions contained therein shall mean such Lease or such terms or conditions as modified by this Amendment.
e.    No Offsets or Defenses. Through the date of this Third Amendment, and to Tenant’s and Guarantor’s knowledge, neither Tenant nor Guarantor has, nor claims, any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Third Amendment, the Master Lease, the Guaranty, or any of the other documents or agreements executed in connection therewith. In addition, Tenant and Guarantor each covenants and agrees with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant or Guarantor has knowledge as of the date of this Third Amendment, Tenant hereby irrevocably and expressly waives the right to assert such matter.
f.    Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Third Amendment. Upon request of Landlord, Tenant agrees to execute and enter into a completely amended and restated Master Lease of the Premises, restating and incorporating the terms and provisions of the Master Lease as amended to date.
g.    Events of Default. In addition to all other matters constituting an Event of Default under the terms of the Master Lease, the breach or default by Tenant of any term, covenant, agreement, condition, provision, representation or warranty contained in this Third Amendment shall constitute an “Event of Default” under the Master Lease.

(a)[Signature pages to follow]
IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first set forth above.

TENANT:
PRISTINE SENIOR LIVING OF BEAVERCREEK, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF BELLBROOK, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF CINCINNATI-DELHI, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF CINCINNATI-RIVERVIEW, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF CINCINNATI-THREE RIVERS, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF DAYTON-CENTERVILLE, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF ENGLEWOOD, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and
PRISTINE SENIOR LIVING OF JAMESTOWN, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF PORTSMOUTH, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF OXFORD, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF MIDDLETOWN, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and
PRISTINE SENIOR LIVING OF TOLEDO, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF WILLARD, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF XENIA, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and

PRISTINE SENIOR LIVING OF NORWOOD TOWERS, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager
and
PRISTINE SENIOR LIVING OF HIGHLANDS, LLC,
an Ohio limited liability company

By:	PRISTINE OHIO HOLDINGS, LLC, a Delaware limited liability company, Member
By:     /s/ Christopher T. Cook

        Christopher T. Cook, Manager

LANDLORD:
CTR PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	CARETRUST GP, LLC, a Delaware limited liability company Its: general partner

By:	CARETRUST REIT, INC., a Maryland corporation, its sole member

By:	/s/ Gregory K. Stapley Gregory K. Stapley, President

[SIGNATURES CONTINUED ON NEXT PAGE]
ACKNOWLEDGED AND AGREED, REAFFIRMING OBLIGATIONS SET FORTH IN THAT CERTAIN GUARANTY (AS DEFINED IN THE LEASE):
GUARANTOR:
/s/ Christopher T. Cook

Christopher T. Cook
PRISTINE SENIOR LIVING, LLC,
an Indiana limited liability company
By:     /s/ Christopher T. Cook
    Christopher T. Cook, Manager
PRISTINE OHIO HOLDINGS, LLC,|
a Delaware limited liability company
By:    Pristine Senior Living, LLC,
    an Indiana limited liability company,
    sole member
By:     /s/ Christopher T. Cook
        Christopher T. Cook, sole member

4830-3158-3812.1/OC 370528-00001/3-21-17//bls	[0:00 AM] DRAFT